                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 7, 2001
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                                   NuCo2 Inc.
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               (Exact Name of Registrant as Specified in Charter)

     Florida                     0-27378           65-0180800
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(State or Other Jurisdiction    (Commission       (IRS Employer
   of Incorporation)            File Number)   Identification No.)

         2800 S.E. Market Place, Stuart, Florida                34997
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         (Address of Principal Executive Offices)             (Zip Code)

Registrant's telephone number, including area code: (561) 221-1754
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                                       N/A
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         (Former Name or Former Address, if Changed Since Last Report.)

         Item 5.  Other Events.

         Exhibit 99.1 to this Form 8-K is incorporated herein by reference.

         Item 7.  Financial Statements, Pro Forma Financial
                  Information and Exhibits.

         (c)      Exhibits

                  Exhibit No.               Description

                     99.1                   Press Release dated August 7, 2001

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                                    SIGNATURE

         Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the  Registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             NUCO2 INC.

Dated: August 7, 2001                       By: /s/ Eric M. Wechsler
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                                                Eric M. Wechsler,
                                                General Counsel

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